UMB Scout Funds

REGIONAL FUND
(UMBHX)

Annual Report   June 30, 2000

A no-load mutual fund that seeks long-term growth of both capital and income by investing in smaller regional companies.

TO THE SHAREHOLDERS

In the past year, the financial markets continued to capture the nation's fancy. The major drivers regarding financial asset prices over the last 12 months have been earnings and interest rates, as is typically the case. However, last fall we witnessed a temporary detour from the "norm" as we saw what turned out to be a speculative "bubble" being created when investors purchased anything labeled ".com." While that bubble has not burst, it is fair to say that much of the speculative "froth" has since been eliminated from asset valuation levels.

In an effort to get a handle on the economy, Alan Greenspan conducted a series of six interest rate increases designed to slow the economic environment and ease any upward pressure on inflation rates. We are beginning to see signs that the growth rate in the economy is decreasing. For the time being, it appears that Mr. Greenspan's efforts were successful.

But what about the future? Will the economy continue to slow? And if it does slow, could we slip into a recession? These are very significant questions on many investors' minds. While we do not know what the future holds, history would suggest that the economy is going to slow during the remainder of 2000. Keep in mind that historically, the Federal Reserve, currently headed by Greenspan, has had difficulty "fine tuning" the economy. It has been shown that once the economy starts to slow, keeping it out of a recessionary environment can be difficult. In our minds, recession poses a major potential risk which investors may have to wrestle with during the next 12 months.

Longer term, we continue to look at the investment landscape in a positive sense. Inflation is low, and the economy is growing nicely. As long as these two trends are at work, we believe that financial assets will generate satisfactory returns.

In closing, we at UMB Investment Advisors would like to thank you, our shareholders, for your continued support of the UMB Scout Funds. We fully understand and appreciate the trust you have placed in our hands. We will work hard to maintain that trust.

Respectfully,

/s/William B. Greiner

William B. Greiner
Executive Vice President
Chief Investment Officer
UMB Investment Advisors

Shares of the UMB Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. These shares involve investment risks, including the possible loss of the principal invested.


TO THE SHAREHOLDERS

The UMB Scout Regional Fund closed the quarter ended June 30, 2000 at $9.82 per share and had a total return (price change and reinvested distributions) of -2.18% for the quarter and -8.57% for the fiscal year, compared to Lipper Small Co. Fund Index return of -5.95% for the quarter and 35.27% for the fiscal year. The Fund seeks long-term growth of both capital and income by investing in smaller companies in an eight-state region.

The Federal Reserve (Fed) has had a significant impact on the financial markets and the economy over the past year. The Fed began raising the interest rates under its control in June of 1999, and while it was increasing the cost of money on one hand, on the other it proceeded to inject large quantities of funds into the economy in an effort to stave off any Y2K mishaps. In the second half of 1999, the money supply (measured on a 13-week rate of change basis), accelerated from a 4% growth rate to over 15%. As we projected in our December 31, 1999 semiannual report, we felt once the Y2K hurdle was overcome, the Fed would become serious about correcting the growing imbalances constantly referred to by Fed Chairman Alan Greenspan. That has certainly been the case in this year's first six months, as the rate of growth of the money supply has fallen by more than 50%. Therefore, not only has the cost of money risen, the growth rate of the supply of funds has diminished, taking the steam out of the stock market, and more recently, the economy. Specifically, the NASDAQ Composite, last year's big winner and the major beneficiary of the speculative boom in new ".com" issues, was growing at a 45% rate (measured on a 13-week rate of change basis) going into year-end 1999. In this year's first six months, the NASDAQ's
13-week rate of change dropped to -25%. Likewise, the economy, as measured by retail sales, accelerated to a 4% growth rate during the period when the Fed was adding "Y2K reserves," and has since fallen into negative territory as retail sales have declined in each of the last two months.

Over the past two years, small capitalization companies, especially those exhibiting more of a value bias, have suffered from benign neglect. At times, it seems that the investors most interested in acquiring these issues have been other corporations in the same industry who have recognized the inherent value. Increased takeover activity has been beneficial for the Fund, as four of the Fund's issues have been, or are in the process of being, taken over since our December 31, 1999 semiannual report. These companies include TCBY, Boise Cascade Office Products, Mid-American Energy Holdings and Mallinckrodt.

In preparing for the second half of 2000, we feel the bulk of the Federal Reserve's restrictive steps has already been taken. The Fed has succeeded in slowing the economy and the financial markets from their red-hot pace of 1999, thus decreasing the likelihood of further rate hikes. We are also optimistic about the fact that historically, stocks tend to perform well in the second half of an election year.

In an effort to improve performance, over the last quarter we have increased our focus on those issues which we expect to exhibit the best growth profile while still selling at value prices. This has led us to decrease the number of holdings while maintaining an almost fully invested position. The portfolio has gone from 85 equity issues to less than 60 as of June 30. As previously mentioned, this number will decrease further as we take profits from announced, but yet to be completed, takeovers. In the future, we plan on using 40 to 50 issues at any given point in time, while attempting to maximize the expected future rate of growth available at a reasonable valuation.

Thank you for your investment in the UMB Scout Regional Fund. We value you as a shareholder and welcome your questions.

Sincerely,

/s/William B. Greiner

William B. Greiner
Executive Vice President
Chief Investment Officer
UMB Investment Advisors

CHART - HYPOTHETICAL GROWTH OF $10,000
UMB Scout Regional Fund (UMBHX)
as of June 30, 2000

COMPARATIVE RATES OF RETURN
UMB Scout Regional Fund (UMBHX)
as of June 30, 2000
                                                            Objective
                         1 Year  3 Years  5 Years  10 Years  Change+
UMB Scout
  Regional Fund          -8.57%    2.85%    7.71%    7.63%    7.71%
Lipper Small Co.
  Fund Index*            35.27%   16.78%   17.10%   15.05%     N.A.
Russell 2000*            14.35%   10.58%   14.28%   13.56%     N.A.

Performance data contained in this report are for past periods only. Past performance is not indicative of future results. Investment return and share value will fluctuate, and redemption value may be more or less than original cost. Historically, small-capitalization stocks have been more volatile than the stocks of larger, more established companies.

+The Fund's investment objective was changed August 16, 1991.

*Unmanaged index of stocks, bonds or mutual funds (there are no direct investments or fees in these indices).

Chart - top ten equity holdings
UMB Scout Regional Fund (UMBHX)
                                Market      Percent
                            Value (000's)   of Total
Maverick Tube Corp.            $ 1,019          3%
Helmerich & Payne, Inc.            934          3%
Instituform Technologies, Inc.     922          3%
Mallinckrodt, Inc.                 912          3%
Kerr-McGee Corp.                   884          3%
Williams Companies, Inc.           834          3%
Murphy Oil Corp.                   832          3%
Clarcor, Inc.                      745          2%
Kellwood Co.                       739          2%
CPI Corp.                          739          2%
Top Ten Equity Holdings Total:  $8,562*        28%*

As of June 30, 2000, statement of assets. Subject to change.

*Market Values and Percents of Total are rounded; may not equal total.

Chart - fund diversification
UMB Scout Regional Fund (UMBHX)

Chart - HISTORICAL PER SHARE RECORD
UMB Scout Regional Fund (UMBHX)
                        Income &               Cumulative**
               Net     Short-Term   Long-Term    Value Per
              Asset      Gains        Gains      Share Plus
              Value   Distribution Distribution Distributions
12/31/86    $10.00      $ 0.08       $   -       $10.08
12/31/87      9.87        0.63           -        10.58
12/31/88      8.67        0.72           -        10.10
12/31/89      8.32        0.60           -        10.36
12/31/90      7.61        0.64           -        10.28
12/31/91      8.30        0.29           -        11.26
12/31/92      9.09        0.12           -        12.17
12/31/93      9.49        0.14           -        12.70
12/31/94      9.20        0.20        0.15        12.77
12/31/95     10.11        0.33        0.57        14.57
12/31/96     10.43        0.23        0.69        15.81
12/31/97     11.89        0.26        0.63        18.16
12/31/98     10.46        0.24        0.74        17.71
12/31/99      9.87        0.16        0.56        17.84
06/30/00*     9.82        0.05           -        17.84

*Six-month only. Distributions typically occur in June and December.

**Does not assume any compounding of reinvested distributions.

Table shows calendar year distributions and net asset values; may differ from fiscal year annual reports.


FINANCIAL STATEMENTS                                      JUNE 30, 2000

Statement of Net Assets
                                                                 Market
  Shares   DESCRIPTION                                           Value


COMMON STOCKS - 97.0%
Consumer Discretionary - 13.4%
     9,100 Bandag, Inc.                                       $  220,675
    24,000 Brunswick Corp.                                       397,500
    35,000 Federal Signal Corp.                                  577,500
    35,000 Kellwood Co.                                          739,375
    30,000 Lawson Products, Inc.                                 738,750
     2,875 Lee Enterprises, Inc.                                  67,023
    20,000 Leggett & Platt, Inc.                                 330,000
    30,000 Lonestar Steakhouse Saloon, Inc.                      303,750
    11,800 Payless Shoesource, Inc.*                             615,813
                                                               3,990,386
Consumer Staples - 8.8%
    25,000 Alberto-Culver Co.,  Class A                          656,250
    35,000 Casey's General Stores                                363,125
    35,000 IBP, Inc.                                             540,313
    75,000 NPC International, Inc.*                              672,656
    21,930 Vicorp Restaurants, Inc.*                             400,222
                                                               2,632,566
Energy - 15.2%
    25,000 Helmerich & Payne, Inc.                               934,375
    15,000 Kerr-McGee Corp.                                      884,063
    35,000 Maverick Tube Corp.*                                1,019,375
    14,000 Murphy Oil Corp.                                      832,125
    10,000 Noble Affiliates, Inc.                                372,500
    20,000 Ultramar Diamond Shamrock Corp.                       496,250
                                                               4,538,688
Finance - 4.7%
    14,850 Brenton Banks, Inc.                                   206,044
     5,125 Commerce Bancshares, Inc.                             152,469
    16,000 Edwards, (A.G.), Inc.*                                624,000
    25,000 Old Republic International Corp.                      412,500
                                                               1,395,013
Health Care - 3.1%
    21,000 Mallinckrodt, Inc.                                    912,188

Industrials - 30.8%
    45,000 Angelica Corp.                                        360,000
    70,000 BHA Group Holdings, Inc.                              682,500
    25,000 Baldor Electric                                       465,625
    10,000 Belden, Inc.                                          256,250
    15,000 Block, (H&R), Inc.                                    485,625
    18,000 Butler Manufacturing Co.                              306,000
    35,000 CPI Corp.                                             739,375
    37,500 Clarcor, Inc.                                         745,313
    12,500 Coorstek, Inc.*                                       575,000
    12,000 Donnelley, (R.R.) & Sons Co.                          270,750
    30,000 Falcon Products, Inc.                                 285,000
    37,925 Flexsteel Industries, Inc.                            464,581
    45,000 Harmon Industries, Inc.                               596,250
    15,000 Hon Industries, Inc.                                  352,500
    34,000 Insituform Technologies, Inc., Class A*               922,250
   100,000 Isco, Inc.*                                           425,000
    50,000 Layne Christensen Co.*                                225,000
     9,375 Molex, Inc.                                           451,172
    15,000 Valmont Industries, Inc.                              298,125
    25,000 Werner Enterprises, Inc.                              289,062
                                                               9,195,378
Information Technology - 2.7%
    25,000 Cerner Corp.*                                         681,250
    29,000 Exabyte Corp.*                                        130,500
                                                                 811,750
Materials - 4.7%
    20,000 Deltic Timber Corp.                                   427,500
    50,000 Graphic Packaging Intl. Corp.*                        106,250
    28,000 Newmont Mining Corp.                                  605,500
    30,000 Republic Group, Inc.                                  270,000
                                                               1,409,250
Telecommunication Services - 2.1%
    10,000 Alltel Corp.                                          619,374

Utilities - 11.5%
    20,000 Alliant Energy Corp.                                  520,000
    12,000 Ameren Corp.                                          405,000
    10,000 Kansas City Power and Light Co.                       225,000
    30,000 Laclede Gas Co.                                       577,500
    85,000 Southwestern Energy Co.                               531,250
    16,000 Utilicorp United, Inc.                                318,000
    20,000 Williams Companies, Inc.                              833,750
                                                               3,410,500
TOTAL COMMON STOCKS (Cost $26,831,907) - 97.0%                28,915,093

   FACE                                                          Market
  AMOUNT   DESCRIPTION                                           Value

REPURCHASE AGREEMENT (Cost $1,335,000) - 4.5%
$1,335,000 Northern Trust Co., 6.40%, due July 3, 2000
             (Collateralized by U.S. Treasury Bonds,
             11.875%, due November 15, 2003)                   1,335,000

TOTAL INVESTMENTS (Cost $28,166,907) - 101.5%                 30,250,093

Other assets less liabilities - (1.5%)                          (437,067)

TOTAL NET ASSETS - 100.0%
     (equivalent to $9.82 per share; 10,000,000 shares
     of $1.00 par value capital shares authorized;
     3,035,518 shares outstanding)                           $29,813,026

For federal income tax purposes, the identified cost of investments owned at June 30, 2000 was $28,166,907.

Net unrealized appreciation for federal income tax purposes was $2,083,186, which is comprised of unrealized appreciation of $6,537,776 and unrealized depreciation of $4,454,590.

*Non-income producing security

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS                                        JUNE 30, 2000

StatementS of Assets and Liabilities

ASSETS:
  Investment securities, at market
   value (identified cost $28,166,907)                      $30,250,093
  Dividends receivable                                           49,089
  Receivable for capital shares sold                                175
      Total assets                                           30,299,357

LIABILITIES:
  Disbursements in excess of demand deposit cash                486,331
      Total liabilities                                         486,331
NET ASSETS                                                  $29,813,026

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)               $27,722,384
  Accumulated undistributed income:
    Net investment income                                        52,415
    Net realized loss on investment transactions                (44,959)
  Net unrealized appreciation on investments                  2,083,186

NET ASSETS APPLICABLE TO OUTSTANDING SHARES                 $29,813,026

Capital shares, $1.00 par value
  Authorized                                                 10,000,000

  Outstanding                                                 3,035,518

 NET ASSET VALUE PER SHARE                                  $      9.82

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS                             Year Ended June 30, 2000

Statements of Operations

INVESTMENT INCOME:
  Income:
    Dividends                                                 $   760,727
    Interest                                                       77,746
                                                                  838,473
  Expenses:
    Management fees                                               311,030
    Government fees                                                14,088
                                                                  325,118
      Net investment income                                       513,355

REALIZED and unrealized GAIN (LOSS) ON INVESTMENTS:
  Net realized gain from investment transactions                  763,966
  Decrease in net unrealized appreciation on investments       (4,981,305)
      Net realized and unrealized loss on investments          (4,217,339)
      Net decrease in net assets resulting from operations    $(3,703,984)

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS

Statements of Changes in Net Assets

                                                         Year Ended      Year Ended
                                                        June 30, 2000   June 30, 1999
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income                                  $   513,355     $   774,041
  Net realized gain from investment transactions             763,966       1,168,515
  Decrease in net unrealized appreciation on investments  (4,981,305)       (542,505)
    Net increase (decrease) in net assets
      resulting from operations                           (3,703,984)      1,400,051

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                     (460,938)       (857,792)
  In excess of net investment income                               -         (40,042)
  Net realized gain from investment transactions          (1,596,257)     (2,153,193)
    Decrease in net assets from distributions             (2,057,195)     (3,051,027)
DECREASE FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from 476,126 and 1,231,832
    shares sold, respectively                              4,894,605      12,724,738
  Net asset value of 208,822 and 98,713 shares issued
   for reinvestment of distributions, respectively         2,005,947       1,054,588
                                                           6,900,552      13,779,326
  Cost of 1,543,442 and 1,681,834 shares
    redeemed, respectively                               (15,685,658)    (17,677,888)
    Net decrease in net assets from capital
      share transactions                                  (8,785,106)     (3,898,562)
      Net decrease in net assets                         (14,546,285)     (5,549,538)
NET ASSETS:
  Beginning of year                                       44,359,311      49,908,849
  End of year (including undistributed net investment
   income of 52,415 and ($40,042), respectively)         $29,813,026     $44,359,311

See accompanying Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Effective on April 24, 1996, the Fund's shareholders approved a change in the fiscal year-end. A summary of significant accounting policies that the Fund uses in the preparation of its financial statements follows. The policies are in conformity with generally accepted accounting principles.

Investments - Securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period or, if no sale was reported on that date, at the average of the last reported bid and asked prices. Securities traded over-the-counter are valued at the average of the last reported bid and asked prices. Short-term obligations are valued at amortized cost, which approximates market value. Investment transactions are recorded on the trade date. Interest income is recorded daily. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

Federal Income Taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Net investment income and net realized gains differ for financial statement and tax purposes primarily because of the deferral of wash sale losses and post-October losses.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to GAAP/tax differences in the character of income recognition.

Amortization - Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. PURCHASES AND SALES OF SECURITIES - The aggregate amounts of security transactions during the year ended June 30, 2000 (excluding repurchase agreements), were as follows:

                         Other than
                      U.S. Government       U.S. Government
                         Securities            Securities
Purchases                $ 5,443,704            $    -
Proceeds from sales       13,642,479                 -

3. MANAGEMENT FEES - UMB Bank, n.a. is the Fund's manager and investment advisor and provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Fund. This includes investment management; fees of the custodian, independent public accountants and legal counsel; remuneration of officers and directors; rent; and shareholder services, including maintenance of the shareholder accounting system and transfer agency. Not considered normal operating expenses and therefore payable by the Fund are taxes, interest, fees and the other charges of governments and their agencies for qualifying the fund's shares for sale, special accounting and legal fees and brokerage commissions. UMB Bank's management fees are based on average daily net assets of the Fund at the annual rate of .85 of one percent of net assets. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc., which serves as the Fund's underwriter and distributor.

4. REPURCHASE AGREEMENTS - Securities purchased under agreements to resell are held by the Fund's custodian and investment counsel, UMB Bank, n.a. The custodian monitors the market values of the underlying securities which they have purchased on behalf of the Fund to ensure that the collateral is sufficient to protect the Fund in the event of default by the seller.

5. SUBSEQUENT ACCOUNTING POLICY CHANGE - The Financial Accounting Standards Board ("FASB") has issued Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"). This statement, as amended by SFAS No. 137, requires all derivatives to be recorded on the balance sheet date at fair value and establishes standard accounting methodologies for hedging activities. The standard will result in the recognition of offsetting changes in value or cash flows of both the hedge and the hedged item in net investment income in the same period. The statement is effective for the Fund's fiscal year ending
June 30, 2001. Because the Fund does not normally hold derivative instruments, the adoption of this statement is not expected to have a material impact on the financial statements.


FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.

                                                                             January 1, 1996
                                                                                    to
                                                 Years Ended June 30,            June 30,
                                            2000    1999     1998     1997         1996*
Net asset value, beginning of period      $ 11.39  $ 11.76  $ 11.21  $ 10.38      $ 10.11

 Income from investment operations:
  Net investment income                      0.13     0.19     0.20     0.22         0.10
  Net realized and unrealized gains
        or (losses) on securities           (1.12)    0.18     1.38     1.32         0.67
 Total from investment operations           (0.99)    0.37     1.58     1.54         0.77

 Distributions from:
  Net investment income                     (0.10)   (0.22)   (0.22)   (0.18)       (0.10)
  Net realized gain on investment
    transactions                            (0.48)   (0.52)   (0.81)   (0.53)       (0.40)
 Total distributions                        (0.58)   (0.74)   (1.03)   (0.71)       (0.50)

Net asset value, end of period            $  9.82  $ 11.39  $ 11.76  $ 11.21      $ 10.38

Total return                                   (9%)      4%      14%      15%          15%


Ratios/Supplemental Data
Net assets, end of period (in millions)   $    30  $    44  $    50  $    49      $    42
Ratio of expenses to average net assets      0.91%    0.89%    0.85%    0.87%        0.86%
Ratio of net investment income
 to average net assets                       1.43%    1.76%    1.54%    2.09%        1.94%
 Portfolio turnover rate                       16%      13%      13%      20%          29%
Average commission rate                   $ .0414  $ .0544  $ .0469  $  .0496     $ .0477

*Ratios for this period of operation are annualized.

See accompanying Notes to Financial Statements.


INDEPENDENT ACCOUNTANTS' REPORT

To the Shareholders and Board of Directors of UMB Scout Regional Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of UMB Scout Regional Fund, Inc., including the statement of net assets, as of June 30, 2000, and the related statement of operations, statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of June 30, 2000, by confirmation, or by the application of alternative auditing procedures with respect to unsettled portfolio security transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UMB Scout Regional Fund, Inc. as of June 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated thereon in conformity with generally accepted accounting principles.

BAIRD, KURTZ & DOBSON

Kansas City, Missouri
July 28, 2000

This report has been prepared for the information of the Shareholders of UMB Scout Regional Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other UMB Scout Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.


UMB Scout Funds
100% No-Load Mutual Funds
Balanced Fund
Bond Fund
Capital Preservation Fund
Equity Index Fund
Kansas Tax-Exempt Bond Fund*
Money Market Fund - Federal Portfolio
Money Market Fund - Prime Portfolio
Regional Fund
Stock Fund
Stock Select Fund
Tax-Free Money Market Fund
Technology Fund
WorldWide Fund
WorldWide Select Fund

*Available in Kansas and Missouri only.

Investment Advisors and Manager
UMB Bank, n.a., Kansas City, Missouri

Auditors
Baird, Kurtz & Dobson, Kansas City, Missouri

Legal Counsel
Stradley, Ronon, Stevens & Young, LLP
Philadelphia, Pennsylvania

Custodian
UMB Bank, n.a., Kansas City, Missouri

Underwriter, Distributor
and Transfer Agent
Jones & Babson, Inc., Kansas City, Missouri

UMB Scout Funds

P.O. Box 219757
Kansas City, MO 64121-9757

Toll Free 800-996-2862

www.umb.com

"UMB," "Scout" and the "Scout" design are registered service marks of UMB Financial Corporation.